CONFIDENTIAL
Exhibit 10.167

*** Confidential Portion has been omitted pursuant to a request for confidential treatment by the Company to, and the material has been separately filed with, the SEC. Each omitted Confidential Portion is marked by three Asterisks.

SEVENTH AMENDMENT TO THE FULL-TIME-TRANSPONDER CAPACITY AGREEMENT (PRE-LAUNCH)

This Seventh Amendment to the Full-Time Transponder Capacity Agreement (Pre-Launch) (the “Seventh Amendment”) is made and entered into as of this 6th day of November, 2008 by and between INTELSAT CORPORATION, formerly known as PanAmSat Corporation, a Delaware corporation (“Intelsat”), and GCI COMMUNICATION CORP., an Alaskan corporation (“Customer”).

RECITALS

WHEREAS, pursuant to that certain Full-Time Transponder Capacity Agreement (Pre-Launch) dated as of March 31, 2006, as amended (collectively, the “Agreement”) between Intelsat and Customer, Intelsat is providing Customer with *** (***) *** transponders and *** (***) *** transponders on Galaxy 18, and *** (***) *** transponder, *** (***) *** transponder on Horizons 1, and an additional *** (***) *** Transponder Segment on Horizons 1;

WHEREAS, Customer and Intelsat wish to amend the terms of the Agreement to exercise Customer’s *** Transponder, as defined in the Agreement;

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and of mutual covenants and agreements hereinafter set forth, the sufficiency and receipt of which is hereby acknowledged, the parties agree as follows:

1.	Except as specifically provided herein, all terms and provisions of the Agreement shall remain in full force and effect.

2.
*** Transponder.  Intelsat agrees to provide to Customer and Customer agrees to accept from Intelsat *** (***) *** Transponder (the “*** Transponder”) meeting the performance specifications set forth in Appendix B attached hereto.

3.	Capacity Term. The Capacity Term for the *** Transponder Capacity shall commence on ***, *** and continue until 23:59 Greenwich Mean Time on ***, ***.

4.	Monthly Fee. The Monthly Fee for the *** Transponder Capacity shall be US$***,*** per month.

5.	Except as specifically set forth in this Amendment, all terms and conditions of the amendment remain in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Seventh Amendment as of the day and year above written.

INTELSAT CORPORATION                                                                                                                             GCI COMMUNICATION CORP.

/s/ Patricia Casey	/s/ Jimmy R. Sipes
Name: Patricia Casey	Name: Jimmy R. Sipes
Title: Senior VP and Deputy General Counsel	Title: VP Network Services & Chief Engineer